UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 1, 2008

ThermoGenesis Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-82900	94-3018487
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2711 Citrus Rd., Rancho Cordova, California		95742
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	916-858-5100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 1, 2008, the Board of Directors of ThermoGenesis Corp. (the "Company") increased the number of board members to six (6), and elected Ms. Tiffany Olson as a new member of the Board of Directors of the Company. Ms. Olson is expected to be appointed to one or more committees of the Board at future meetings, but currently serves on no committee.

Ms. Olson, a director at Community Hospital Network and Simon Youth Foundation, is the former President & CEO of Roche Diagnostics Corporation, where she led North American (U.S. & Canada) commercial operations with P&L responsibility for over $1 billion in revenue and 2,500 employees. Prior to her President & CEO position, she held several positions with Roche from 1997 until she resigned in May 2008. Before joining Roche Diagnostics, Ms. Olson was the owner of Resource Consulting Services, a healthcare market research and new venture project management business. Among her accomplishments, she was instrumental in starting a non-profit association in the hearing-health industry, which provided market research spanning over 4,000 consumers. She also spent a number of years in leading positions with other healthcare providers. Ms. Olson holds an MBA from the University of St. Thomas (St. Paul, Minnesota) and a BS in Business from the University of Minnesota, School of Management. Most recently she was recognized by the Indianapolis Business Journal, as being a 2007 "Influential Women" in Indianapolis, Indiana.

Ms. Olson will receive an annual board retainer of $24,000 paid quarterly. Ms. Olson will also be awarded an option to purchase 25,000 shares of the Company's common stock, which will vest in three equal installments on August 1, 2009, 2010 and 2011, and will receive $1,500 per board meeting attended.

There are no related party transactions between Ms. Olson and the Company, or with management, and there are no arrangements or understandings between Ms. Olson with respect to her appointment, except for normal board compensation as disclosed.

Item 9.01 Financial Statements and Exhibits.

Press release dated August 6, 2008, titled "ThermoGenesis Corp. Names Tiffany Olson to Board of Directors".

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ThermoGenesis Corp.

August 6, 2008	By:	Matthew T. Plavan

Name: Matthew T. Plavan
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99	THERMOGENESIS NAMES TIFFANY OLSON TO BOARD OF DIRECTORS